--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------


                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 30, 2000 (August 15,
2000)


                                  iPARTY CORP.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



             DELAWARE               0-25507                 13-4012236
--------------------------------------------------------------------------------
(State or Other Jurisdiction      (Commission             (IRS Employer
of Incorporation)                  File Number)           Identification No.)



130 West 30th Street, 10th Floor, New York, New York                   10001
----------------------------------------------------                   -----
(Address of Principal Executive Offices)                            (Zip Code)


Registrant's telephone number, including area code:               (212) 609-4300
                                                   -----------------------------

                                 Not applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changes Since Last Report)

Item 2.  Acquisition or Disposition of Assets

      On August 15, 2000, iParty Corp. (the "Company"), through its wholly-owned subsidiary, iParty Retail Stores Corp. ("iParty Retail"), pursuant to an Asset Purchase Agreement, acquired certain assets from The Big Party Corporation ("The Big Party"). The Company acquired inventory, fixed assets and the leases of 33 retail stores from The Big Party in consideration of cash and assumption of certain liabilities, as described in the Asset Purchase Agreement. The Big Party filed for bankruptcy protection during the second quarter of 2000 and the acquisition was approved by the United States Bankruptcy Court, District of Delaware. A copy of the Asset Purchase Agreement and amendments thereto are filed as Exhibit 2.1, 2.2 and 2.3 hereto, and such documents are incorporated by reference herein.

      The acquisition was financed in part by a private placement as described in Item 5.

Item 5. Other Events

      On August 11, 2000, the Company completed a private placement of Series E Convertible Preferred Stock, raising $2,000,000. The proceeds from the sale of the Series E Convertible Preferred Stock were used to finance the acquisition of certain assets of The Big Party. The financing comprised of 533,333 shares of Series E Convertible Preferred Stock convertible into an aggregate of 5,333,333 shares of the Company's common stock at a conversion price of $.375 per share. The Series E Preferred Stock is convertible at anytime into a number of shares equal to $3.75 divided by the conversion price in effect at the time of conversion. The initial conversion price is $.375 per share, reflecting an initial conversion ratio of 1:10. The Series E Convertible Preferred Stock will have such rights as described in the Certificate of Designation.

      This Series E Convertible Preferred Stock financing triggered certain anti-dilution provisions in Series B, C and D Convertible Preferred Stock and redeemable common stock purchase warrants attached thereto. The effect of these anti-dilution provisions were (1) the issuance of 3,731,118 additional shares of Series B Convertible Preferred Stock and an adjustment to the conversion price for all outstanding shares of Series B Convertible Preferred Stock to $1.47, (2) the issuance of 357,061 additional shares of Series C Convertible Preferred Stock and an adjustment to the conversion price for all outstanding shares of Series C Convertible Preferred Stock to $1.47, (3) the issuance of 892,653 additional shares of Series D Convertible Preferred Stock and an adjustment to the conversion price for all outstanding shares of Series D Convertible Preferred Stock to $1.47, (4) the issuance of 1,993,504 additional redeemable common stock warrants attached to Series B Convertible Preferred Stock and an adjustment to the exercise price for all outstanding redeemable common stock warrants attached to Series B Convertible Preferred Stock to $1.35, (5) the issuance of 190,774 additional redeemable common stock warrants attached to Series C Convertible Preferred Stock and an adjustment to the exercise price for all outstanding redeemable common stock warrants attached to Series C Convertible Preferred Stock to $1.35, (6) the issuance of 446,327 additional redeemable common stock warrants attached to Series D Convertible Preferred Stock and an adjustment to the exercise price for all outstanding redeemable common stock warrants attached to Series D Convertible Preferred Stock to $1.47, and (7) the issuance of 354,814 additional redeemable common stock warrants issued to the placement agent in the Series B and C preferred stock financing and an adjustment to the exercise price to $1.35.

      A copy of the Certificate of Designation is filed as Exhibit 4.1 hereto and such document is incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (a) Financial Statement of Business Acquired

            As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Company to provide the financial statements required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after the date this Current Report is filed.

      (b) Pro Forma Financial Information

            As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Company to provide the pro forma financial information required by this Item 7(b). In accordance with Item 7(b)(2) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after the date this Current Report is filed.

      (c) Exhibits

       2.1 Asset Purchase Agreement by and among iParty Retail Stores Corp. and The Big Party Corporation.

       2.2 Amendment No. 1 to Asset Purchase Agreement by and between iParty Retail Stores Corp. and The Big Party Corporation.

       2.3 Amendment No. 2 to Asset Purchase Agreement by and between iParty Retail Stores Corp. and The Big Party Corporation.

       2.4 Stock Purchase Agreement by and among iParty Corp., Ajmal Khan and Robert H. Lessin.

       4.1  Certificate of Designation of Series E Preferred Stock of iParty
            Corp.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                               iPARTY CORP.


                               By:  /s/   Sal Perisano
                                    ------------------------------
                                    Sal Perisano
                                    Chief Executive Officer


                               By:  /s/   Patrick Farrell
                                    ------------------------------
                                    Patrick Farrell
                                    Chief Financial Officer

Date:  August 30, 2000

                                  EXHIBIT INDEX


Exhibit No.                    Description
-----------                    -----------

   2.1                         Asset Purchase Agreement

   2.2 Amendment No. 1 to Asset Purchase Agreement by and among iParty Retail Stores Corp. and The Big Party Corporation.

   2.3 Amendment No. 2 to Asset Purchase Agreement by and between iParty Retail Stores Corp. and The Big Party Corporation.

   2.4 Stock Purchase Agreement by and among iParty Corp., Ajmal Khan and Robert H. Lessin.

   4.1                         Certificate of Designation of Series E Preferred
                               Stock of iParty Corp.